LIQUIDITY and GOING CONCERN	12 Months Ended
Jul. 31, 2020
LIQUIDITY and GOING CONCERN
LIQUIDITY and GOING CONCERN

NOTE 2 - LIQUIDITY and GOING CONCERN

As reflected in the Company’s consolidated financial statements, the Company’s revenue decreased from approximately $3.1 million in fiscal year 2019 to approximately $0.7 million in fiscal year 2020 primarily due to decreased number of customers for the Company’s public listing related consulting services. In addition, as a result of the Company’s acquisition of LGC, the Company recorded significant impairment loss on its fixed assets, intangible assets and goodwill and bad debt expense on uncollectible accounts receivable due to change in market conditions and financial health of its customers as affected by the COVID-19 outbreak. Accordingly, for the fiscal year 2020, the Company reported a net loss of approximately $17.3 million. In addition, the Company reported negative cash flows from operations of approximately $5.9 million and a working capital deficit of $2.5 million as of July 31, 2020. Furthermore, due to the tightening of U.S. legislation and new public listing rules that could limit small China-based companies to access the U.S. capital markets, there appears to be a slowing down of business activities for the Company’s consulting services due to these uncertainties. Although the Company acquired a 51.2% equity interest in LGC in April 2020 with the intention to diversify its revenue streams going forward, LGC’s operations were adversely affected by the outbreak of COVID-19. During the period from April to July 2020, all movie theaters in China were temporarily closed and have been struggling to draw crowds afterwards. LGC’s movie theatre operations and multi-channel advertising business were especially hit hard.

As of July 31, 2020, the Company had cash of $0.4 million and accounts receivable of approximately $0.9 million of which approximately $0.2 million or 23% has been subsequently collected as of the financial reporting date. As a of July 31, 2020, the Company also had approximately $1.3 million investment in a life insurance contract and approximately $0.9 million short-term investment in trading securities, which are highly liquid at the Company’s discretion. On November 6, 2020, the Company closed a registered direct offering and issued 4,347,826 of its ordinary shares to certain institutional investors and raised net proceeds of $3.5 million (see Note 18). However, the Company does not believe its existing cash and cash resources will be sufficient to fund operations for the next twelve months following the filing of these financial statements. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Currently, the Company intends to finance its future working capital requirements and capital expenditures from cash generated from operating activities and funds raised from equity financings. However, unless the business recovers, additional financing will be required and there is no assurance that such financing, if required, would be available on favorable terms or at all.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of the uncertainties described above.